UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2015

EARTH LIFE SCIENCES INC.

 (Exact name of registrant as specified in its charter)

NEVADA	001-31444	98-0361119
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

7000 Chemin Cote de Liesse, Suite 8 Montreal, Quebec Canada H4T 1E7

(Address of principal executive offices)

(514) 373-8411

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Certain Directors

On May 28, 2014, the Company appointed Mr. Lin Han to the Board of Directors of the Company.

Mr. Lin Han, age 34, is a Metallurgical Engineer.  He graduated in 2003 from Northeastern University in Liaoning, China, with a Bachelor of Engineering degree, specializing in Non-Ferrous Metallurgy.   In 2006, He graduated from the General Research Institute for Nonferrous Metals (GRINM) in China with a Master’s Degree in Non-Ferrous Metallurgy.  From 2006 to present, Mr. Lin has worked as a regional manager at the Bekaert Binjiang Steel Cord Co. Ltd.  He speaks Mandarin and English.

The two directors of the Company are: Angelo Marino and Lin Han.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH LIFE SCIENCES INC.

Date: June 1, 2015	/s Angelo Marino
Angelo Marino